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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 August 16, 2005

                             Lehman ABS Corporation
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    333-116432               13-3447441
-------------------------------- -------------------- --------------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
        of Incorporation)           File Number)          Identification No.)

             745 Seventh Avenue, 7th Floor
                   New York, New York                              10019
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        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 526-7000

                                      None
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events(1).
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         Filed concurrently herewith are certain materials (the "Computational
Materials") furnished to the Registrant by Lehman Brothers Inc. (the
"Underwriter") in respect of Greenpoint Mortgage Funding Trust HE-3,
Asset-Backed Notes, Series 2005-HE3, Class A Notes (the "Offered Notes"). The
Offered Notes are being offered pursuant to a prospectus supplement and the related prospectus (together, the "Prospectus"), which are being filed with the
Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended
(the "Act"). The Offered Notes have been registered pursuant to the Act under a
Registration Statement on Form S-3 (No. 333-116432) (the "Registration
Statement"). The Computational Materials are incorporated by reference in the
Registration Statement.

         The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the
Computational Materials are based to the Underwriter) in the preparation of the
Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the
Prospectus.

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(1)  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

                                       2

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
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         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                  99.1     Computational Materials.

                                       3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LEHMAN ABS CORPORATION

                                                By:/s/ Thomas O'Hara
                                                   ------------------------
                                                    Name:  Thomas O'Hara
                                                    Title: Senior Vice President
Dated:  August 16, 2005

                                  EXHIBIT INDEX

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 Exhibit No.                 Description               Page No.
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 99.1                        Computational Materials   6
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